Exhibit 99.1

Electronic Arts Reports Q4 and FY22 Financial Results

REDWOOD CITY, CA – May 10, 2022 – Electronic Arts Inc. (NASDAQ: EA) today announced preliminary financial results for its fourth quarter and fiscal year ended March 31, 2022.

“FY22 was a record year, with hundreds of millions of players around the world joining in our games to play, watch, and create with one another,” said Andrew Wilson, CEO of Electronic Arts. “With amazing games built around powerful IP, made by incredibly talented teams, and outstanding engagement in our live services, FY23 is set to be a year of innovation and growth for Electronic Arts.”

“We finished the year with another strong quarter of revenue and profit growth, driven by our live services business which was 85% of our net bookings in Q4,” said CFO Chris Suh. “We have a strong foundation of deeply engaged players, rich IP and a resilient business model, which we will continue to invest in to deliver growth in FY23 and beyond.”

Selected Operating Highlights and Metrics

•	Net bookings[1] for fiscal 2022 was $7.515 billion, up 21% year-over-year.

•	Live services and other net bookings were up 17% year-over-year and represent 71% of total net bookings in fiscal 2022.

•	The EA player network grew 16% year-over-year to more than 580 million unique active accounts.

•	During FY22, EA SPORTS™ FIFA had more than 150 million accounts.

•	FIFA Mobile just had the biggest quarter ever with new unique players surging nearly 80% year-over-year.

•	Apex Legends™ Season 12 set records for the highest engagement since launch.

•	It Takes Two won over 90 awards during FY22.

Selected Financial Highlights and Metrics

•	Net cash provided by operating activities was $444 million for the quarter and $1.899 billion for the fiscal year.

•	EA repurchased 2.5 million shares for $325 million during the quarter, bringing the total for the fiscal year to 9.5 million shares for $1.300 billion.

•	EA paid a cash dividend of $0.17 per share during the quarter, bringing the total for the fiscal year to $193 million.

Dividend

EA has declared a quarterly cash dividend of $0.19 per share of the Company’s common stock, which represents a 12% increase from prior quarter. The dividend is payable on June 22, 2022 to shareholders of record as of the close of business on June 8, 2022.

Quarterly Financial Highlights

	Three Months Ended March 31,
	2022	2021
(in $ millions, except per share amounts)
Full game	438	250
Live services and other	1,387	1,096

Total net revenue	1,825	1,346

Net income	225	76
Diluted earnings per share	0.80	0.26

Operating cash flow	444	371

Value of shares repurchased	325	325
Number of shares repurchased	2.5	2.4

Cash dividend paid	48	49

The following GAAP-based financial data2 and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Three Months Ended March 31, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
Total net revenue	1,825	—	(74)	—
Cost of revenue	419	(45)	—	(2)

Gross profit	1,406	45	(74)	2
Total operating expenses	1,041	(52)	—	(123)

Operating income	365	97	(74)	125
Interest and other income (expense), net	(9)	—	—	—

Income before provision for income taxes	356	97	(74)	125
Number of shares used in computation:
Diluted	283

Fiscal Year Financial Highlights

	Twelve Months Ended March 31,
	2022	2021
(in $ millions)
Full game	1,993	1,613
Live services and other	4,998	4,016

Total net revenue	6,991	5,629

Net income	789	837
Diluted earnings per share	2.76	2.87

Operating cash flow	1,899	1,934

Value of shares repurchased	1,300	729
Number of shares repurchased	9.5	5.6

Cash dividend paid	193	98

The following GAAP-based financial data2 and tax rate of 18% was used internally by company management to adjust its GAAP results in order to assess EA’s operating results:

	Twelve Months Ended March 31, 2022
		GAAP-Based Financial Data
(in $ millions)	Statement of Operations	Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
Total net revenue	6,991	—	524	—
Cost of revenue	1,859	(133)	—	(6)

Gross profit	5,132	133	524	6
Total operating expenses	4,003	(183)	—	(522)

Operating income	1,129	316	524	528
Interest and other income (expense), net	(48)	—	—	—

Income before provision for income taxes	1,081	316	524	528
Number of shares used in computation:
Diluted	286

Operating Metric

The following is a calculation of our total net bookings1 for the periods presented:

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2022	2021	2022	2021
(in $ millions)
Total net revenue	1,825	1,346	6,991	5,629
Change in deferred net revenue (online-enabled games)	(74)	144	524	561

Net bookings	1,751	1,490	7,515	6,190

Business Outlook as of May 10, 2022

Fiscal Year 2023 Expectations – Ending March 31, 2023

Financial metrics:

•	Net revenue is expected to be approximately $7.600 to $7.800 billion.

•	Change in deferred net revenue (online-enabled games) is expected to be approximately $300 million.

•	Net income is expected to be approximately $793 to $815 million.

•	Diluted earnings per share is expected to be approximately $2.79 to $2.87.

•	Operating cash flow is expected to be approximately $1.600 to $1.650 billion.

•	The Company estimates a share count of 284 million for purposes of calculating fiscal year 2023 diluted earnings per share.

Operational metric:

•	Net bookings[1] is expected to be approximately $7.900 to $8.100 billion.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Twelve Months Ending March 31, 2023
				GAAP-Based Financial Data*
	GAAP Guidance Range			Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	7,600	–	7,800	—	300	—
Cost of revenue	2,020	–	2,065	(110)	—	(5)
Operating expense	4,200	–	4,315	(140)	—	(595)
Income before provision for income taxes	1,321	–	1,358	250	300	600
Net income	793	–	815
Number of shares used in computation:
Diluted shares		284

* The mid-point of the range has been used for purposes of presenting the reconciling items.

First Quarter Fiscal Year 2023 Expectations – Ending June 30, 2022

Financial metrics:

•	Net revenue is expected to be approximately $1.675 to $1.725 billion.

•	Change in deferred net revenue (online-enabled games) is expected to be approximately $(475) million.

•	Net income is expected to be approximately $216 to $240 million.

•	Diluted earnings per share is expected to be approximately $0.76 to $0.85.

•	The Company estimates a share count of 283 million for purposes of calculating first quarter fiscal 2023 diluted earnings per share.

Operational metric:

•	Net bookings[1] is expected to be approximately $1.200 to $1.250 billion.

In addition, the following outlook for GAAP-based financial data2 and updated long-term tax rate of 19% are used internally by EA to adjust our GAAP expectations to assess EA’s operating results and plan for future periods:

	Three Months Ending June 30, 2022
				GAAP-Based Financial Data*
	GAAP Guidance Range			Acquisition- related expenses	Change in deferred net revenue (online- enabled games)	Stock-based compensation
(in $ millions)
Total net revenue	1,675	–	1,725	—	(475)	—
Cost of revenue	309	–	321	(30)	—	(2)
Operating expense		1,013		(40)	—	(123)
Income before provision for income taxes	337	–	375	70	(475)	125
Net income	216	–	240
Number of shares used in computation:
Diluted shares		283

* The mid-point of the range has been used for purposes of presenting the reconciling items.

Conference Call and Supporting Documents

Electronic Arts will host a conference call on May 10, 2022 at 2:00 pm PT (5:00 pm ET) to review its results for the fiscal quarter and year ended March 31, 2022 and its outlook for the future. During the course of the call, Electronic Arts may disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live through the following dial-in number (866) 324-3683 (domestic) or (509) 844-0959 (international), using the conference code 8277667 or via webcast at EA’s IR Website at http://ir.ea.com.

EA has posted a slide presentation with a financial model of EA’s historical results and guidance on EA’s IR Website. EA will also post the prepared remarks and a transcript from the conference call on EA’s IR Website.

A dial-in replay of the conference call will be available until May 24, 2022 at 855-859-2056 (domestic) or 404-537-3406 (international) using pin code 8277667. An audio webcast replay of the conference call will be available for one year on EA’s IR Website.

Forward-Looking Statements

Some statements set forth in this release, including the information relating to EA’s expectations under the heading “Business Outlook as of May 10, 2022” and other information regarding EA’s fiscal 2023 expectations contain forward-looking statements that are subject to change. Statements including words such as “anticipate,” “believe,” “expect,” “intend,” “estimate,” “plan,” “predict,” “seek,” “goal,” “will,” “may,” “likely,” “should,” “could” (and the negative of any of these terms), “future” and similar expressions also identify forward-looking statements. These forward-looking statements are not guarantees of future performance and reflect management’s current expectations. Our actual results could differ materially from those discussed in the forward-looking statements.

Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: sales of the Company’s products and services; the Company’s ability to develop and support digital products and services, including managing online security and privacy; outages of our products, services and technological infrastructure; the Company’s ability to manage expenses; the competition in the interactive entertainment industry; governmental regulations; the effectiveness of the Company’s sales and marketing programs; timely development and release of the Company’s products and services; the Company’s ability to realize the anticipated benefits of, and integrate, acquisitions; the consumer demand for, and the availability of an adequate supply of console hardware units; the Company’s ability to predict consumer preferences among competing platforms; the Company’s ability to develop and implement new technology; foreign currency exchange rate fluctuations; economic and geopolitical conditions; changes in our tax rates or tax laws; and other factors described in Part II, Item 1A of Electronic Arts’ latest Quarterly Report on Form 10-Q under the heading “Risk Factors”, as well as in other documents we have filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2021.

These forward-looking statements are current as of May 10, 2022. Electronic Arts assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. In addition, the preliminary financial results set forth in this release are estimates based on information currently available to Electronic Arts.

While Electronic Arts believes these estimates are meaningful, they could differ from the actual amounts that Electronic Arts ultimately reports in its Annual Report on Form 10-K for the fiscal year ended March 31, 2022. Electronic Arts assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended March 31, 2022.

About Electronic Arts

Electronic Arts (NASDAQ: EA) is a global leader in digital interactive entertainment. The Company develops and delivers games, content and online services for Internet-connected consoles, mobile devices and personal computers.

In fiscal year 2022, EA posted GAAP net revenue of approximately $7 billion. Headquartered in Redwood City, California, EA is recognized for a portfolio of critically acclaimed, high-quality brands such as EA SPORTS™ FIFA, Battlefield™, Apex Legends™, The Sims™, Madden NFL, Need for Speed™, Titanfall™, Plants vs. Zombies™ and F1®. More information about EA is available at www.ea.com/news.

EA SPORTS, Battlefield, Need for Speed, Apex Legends, The Sims, Titanfall and Plants vs. Zombies are trademarks of Electronic Arts Inc. STAR WARS © & TM 2015 Lucasfilm Ltd. All rights reserved. John Madden, NFL, FIFA and F1 are the property of their respective owners and used with permission.

For additional information, please contact:

Chris Evenden	John Reseburg
Vice President, Investor Relations	Vice President, Global Communications
650-628-0255	650-628-3601
cevenden@ea.com	jreseburg@ea.com

[1]

Net bookings is defined as the net amount of products and services sold digitally or sold-in physically in the period. Net bookings is calculated by adding total net revenue to the change in deferred net revenue for online-enabled games.

[2]	For more information about the nature of the GAAP-based financial data, please refer to EA’s Form 10-K for the fiscal year ended March 31, 2021.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in $ millions, except per share data)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2022	2021	2022	2021
Net revenue	1,825	1,346	6,991	5,629
Cost of revenue	419	319	1,859	1,494

Gross profit	1,406	1,027	5,132	4,135
Operating expenses:
Research and development	579	468	2,186	1,778
Marketing and sales	245	196	961	689
General and administrative	165	174	673	592
Amortization and impairment of intangibles	52	14	183	30

Total operating expenses	1,041	852	4,003	3,089

Operating income	365	175	1,129	1,046
Interest and other income (expense), net	(9)	(10)	(48)	(29)

Income before provision for income taxes	356	165	1,081	1,017
Provision for income taxes	131	89	292	180

Net income	225	76	789	837

Earnings per share
Basic	0.80	0.26	2.78	2.90
Diluted	0.80	0.26	2.76	2.87
Number of shares used in computation
Basic	281	288	284	289
Diluted	283	290	286	292

Results (in $ millions, except per share data)

The following table reports the variance of the actuals versus our guidance provided on February 1, 2022 for the three months ended March 31, 2022 plus a comparison to the actuals for the three months ended March 31, 2021.

	Three Months Ended March 31,
	2022		2022	2021
	Guidance	Variance	Actuals	Actuals
Net revenue
Net revenue	1,759	66	1,825	1,346
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	2	(76)	(74)	144
Cost of revenue
Cost of revenue	404	15	419	319
GAAP-based financial data
Acquisition-related expenses	(42)	(3)	(45)	(4)
Stock-based compensation	(1)	(1)	(2)	(1)
Operating expenses
Operating expenses	1,086	(45)	1,041	852
GAAP-based financial data
Acquisition-related expenses	(49)	(3)	(52)	(14)
Stock-based compensation	(126)	3	(123)	(108)
Income before tax
Income before tax	259	97	356	165
GAAP-based financial data
Acquisition-related expenses	91	6	97	18
Change in deferred net revenue (online-enabled games)[1]	2	(76)	(74)	144
Stock-based compensation	127	(2)	125	109
Tax rate used for management reporting	18%		18%	18%
Earnings per share
Basic	0.46	0.34	0.80	0.26
Diluted	0.46	0.34	0.80	0.26
Number of shares used in computation
Basic	282	(1)	281	288
Diluted	284	(1)	283	290

[1]

The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in $ millions)

	March 31, 2022	March 31, 2021[2]
ASSETS
Current assets:
Cash and cash equivalents	2,732	5,260
Short-term investments	330	1,106
Receivables, net	650	521
Other current assets	439	326

Total current assets	4,151	7,213
Property and equipment, net	550	491
Goodwill	5,387	2,868
Acquisition-related intangibles, net	962	309
Deferred income taxes, net	2,243	2,045
Other assets	507	362

TOTAL ASSETS	13,800	13,288

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	101	96
Accrued and other current liabilities	1,388	1,341
Deferred net revenue (online-enabled games)	2,024	1,527

Total current liabilities	3,513	2,964
Senior notes, net	1,878	1,876
Income tax obligations	386	315
Deferred income taxes, net	1	43
Other liabilities	397	250

Total liabilities	6,175	5,448

Stockholders’ equity:
Common stock	3	3
Retained earnings	7,607	7,887
Accumulated other comprehensive income (loss)	15	(50)

Total stockholders’ equity	7,625	7,840

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	13,800	13,288

[2]	Derived from audited consolidated financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in $ millions)

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2022	2021	2022	2021
OPERATING ACTIVITIES
Net income	225	76	789	837
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, accretion, and impairment	141	58	486	181
Stock-based compensation	125	109	528	435
Change in assets and liabilities
Receivables, net	313	268	(77)	(41)
Other assets	(82)	(42)	(157)	(70)
Accounts payable	2	(11)	(7)	18
Accrued and other liabilities	(14)	(109)	169	136
Deferred income taxes, net	(189)	(125)	(329)	(143)
Deferred net revenue (online-enabled games)	(77)	147	497	581

Net cash provided by operating activities	444	371	1,899	1,934

INVESTING ACTIVITIES
Capital expenditures	(53)	(31)	(188)	(124)
Proceeds from maturities and sales of short-term investments	136	1,598	1,329	3,686
Purchase of short-term investments	(116)	(772)	(554)	(2,828)
Acquisitions, net of cash acquired	—	(1,239)	(3,391)	(1,239)

Net cash used in investing activities	(33)	(444)	(2,804)	(505)

FINANCING ACTIVITIES
Proceeds from issuance of senior notes, net of issuance costs	—	1,478	—	1,478
Payment of senior notes	—	(600)	—	(600)
Proceeds from issuance of common stock	33	30	77	86
Cash dividends paid	(48)	(49)	(193)	(98)
Cash paid to taxing authorities for shares withheld from employees	(11)	(8)	(204)	(152)
Repurchase and retirement of common stock	(325)	(325)	(1,300)	(729)

Net cash provided by (used in) financing activities	(351)	526	(1,620)	(15)

Effect of foreign exchange on cash and cash equivalents	2	35	(3)	78

Change in cash and cash equivalents	62	488	(2,528)	1,492
Beginning cash and cash equivalents	2,670	4,772	5,260	3,768

Ending cash and cash equivalents	2,732	5,260	2,732	5,260

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in $ millions, except per share data)

	Q4	Q1	Q2	Q3	Q4	YOY %
	FY21	FY22	FY22	FY22	FY22	Change
Net revenue
Net revenue	1,346	1,551	1,826	1,789	1,825	36%
GAAP-based financial data
Change in deferred net revenue (online-enabled games)[1]	144	(215)	25	788	(74)
Gross profit
Gross profit	1,027	1,236	1,332	1,158	1,406	37%
Gross profit (as a % of net revenue)	76%	80%	73%	65%	77%
GAAP-based financial data
Acquisition-related expenses	4	22	22	44	45
Change in deferred net revenue (online-enabled games)[1]	144	(215)	25	788	(74)
Stock-based compensation	1	1	2	1	2
Operating income
Operating income	175	322	340	102	365	109%
Operating income (as a % of net revenue)	13%	21%	19%	6%	20%
GAAP-based financial data
Acquisition-related expenses	18	62	52	105	97
Change in deferred net revenue (online-enabled games)[1]	144	(215)	25	788	(74)
Stock-based compensation	109	125	149	129	125
Net income
Net income	76	204	294	66	225	196%
Net income (as a % of net revenue)	6%	13%	16%	4%	12%
GAAP-based financial data
Acquisition-related expenses	18	62	52	105	97
Change in deferred net revenue (online-enabled games)[1]	144	(215)	25	788	(74)
Stock-based compensation	109	125	149	129	125
Tax rate used for management reporting	18%	18%	18%	18%	18%
Diluted earnings per share	0.26	0.71	1.02	0.23	0.80	208%
Number of shares used in computation
Basic	288	286	285	283	281
Diluted	290	289	287	285	283

[1]

The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in $ millions)

	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	YOY% Change
QUARTERLY NET REVENUE PRESENTATIONS
Net revenue by composition
Full game downloads	185	233	337	400	312	69%
Packaged goods	65	89	280	216	126	94%

Full game	250	322	617	616	438	75%

Live services and other	1,096	1,229	1,209	1,173	1,387	27%

Total net revenue	1,346	1,551	1,826	1,789	1,825	36%
Full game	19%	21%	34%	34%	24%
Live services and other	81%	79%	66%	66%	76%

Total net revenue %	100%	100%	100%	100%	100%
GAAP-based financial data
Full game downloads	(19)	(5)	35	179	(103)
Packaged goods	(44)	(35)	44	105	(68)

Full game	(63)	(40)	79	284	(171)

Live services and other	207	(175)	(54)	504	97

Total change in deferred net revenue (online-enabled games) by composition[1]	144	(215)	25	788	(74)

Net revenue by platform
Console	879	972	1,198	1,138	1,092	24%
PC & Other	295	361	377	374	420	42%
Mobile	172	218	251	277	313	82%

Total net revenue	1,346	1,551	1,826	1,789	1,825	36%

GAAP-based financial data
Console	71	(278)	(29)	608	(86)
PC & Other	51	9	26	137	3
Mobile	22	54	28	43	9

Total change in deferred net revenue (online-enabled games) by platform[1]	144	(215)	25	788	(74)

[1]

The change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of cash flows does not necessarily equal the change in deferred net revenue (online-enabled games) in the unaudited condensed consolidated statements of operations primarily due to the impact of unrecognized gains/losses on cash flow hedges.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

(in $ millions)

	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	YOY % Change
CASH FLOW DATA
Operating cash flow	371	(143)	64	1,534	444	20%
Operating cash flow - TTM	1,934	1,413	1,416	1,826	1,899	(2%)
Capital expenditures	31	44	43	48	53	71%
Capital expenditures - TTM	124	130	148	166	188	52%
Repurchase and retirement of common stock	325	325	325	325	325	—
Cash dividends paid	49	49	48	48	48	(2%)
DEPRECIATION
Depreciation expense	38	40	39	41	42	11%
BALANCE SHEET DATA
Cash and cash equivalents	5,260	2,838	1,630	2,670	2,732
Short-term investments	1,106	881	342	346	330

Cash and cash equivalents, and short-term investments	6,366	3,719	1,972	3,016	3,062	(52%)
Receivables, net	521	557	1,031	965	650	25%
STOCK-BASED COMPENSATION
Cost of revenue	1	1	2	1	2
Research and development	71	85	101	86	84
Marketing and sales	12	12	15	14	13
General and administrative	25	27	31	28	26

Total stock-based compensation	109	125	149	129	125